Exhibit 99.1

State Street Corporation Announces Fourth-Quarter and Full-Year 2003
Results

    BOSTON--(BUSINESS WIRE)--Jan. 13, 2004--State Street Corporation announced today fourth-quarter earnings per share of $1.33, equivalent to net income of $447 million on revenue of $1.5 billion. For the full-year 2003, earnings per share were $2.15 and net income was $722 million on revenue of $4.7 billion.
    Results for the fourth quarter of 2003 include a gain on the sale of State Street's Private Asset Management business of $285 million or $0.56 in diluted earnings per share, the gain on the settlement of the residual escrow from the 2002 sale of Corporate Trust business of $60 million or $0.12 diluted earnings per share and merger, integration and divestiture costs of $29 million or $0.06 in diluted earnings per share.
    Results for the full year 2003 include the $345 million of gains from the sale of the Private Asset Management business and the Corporate Trust escrow settlement, or $0.68 in diluted earnings per share, restructuring costs related to an expense-reduction program of $296 million or $0.58 in diluted earnings per share, full year merger, integration and divestiture costs of $110 million, or $0.22 in diluted earnings per share, and the impact of a real estate loss and settlement of a state tax issue that combined for a $0.06 reduction in full year diluted earnings per share.
    For the fourth quarter of 2002, earnings per share were $1.46 equivalent to net income of $477 million on revenue of $1.5 billion. For the full-year 2002, earnings per share were $3.10 and net income was $1.0 billion on revenue of $4.4 billion. Results for the fourth quarter of 2002 and the full year 2002 include a gain of $495 million or $0.90 in diluted earnings per share from the December 31, 2002 sale of the Corporate Trust business.
    For 2003, return on stockholders equity was 13.9% compared to 24.1% for 2002.
    In reporting its financial results, State Street has prepared information in four categories:

    -- "Reported" results are in accordance with generally accepted accounting principles (GAAP).

    -- "Operating" results are "reported" results excluding restructuring and merger-related charges and any gains from divested businesses. They are presented on a taxable-equivalent basis.

    -- "GSS contribution" results are the revenue and expenses, including financing costs and amortization of intangibles and software, attributable to the GSS business acquired on January 31, 2003, as well as revenue and expenses from "out-of-scope" GSS business that are closely related to Deutsche Asset Management, but that were not part of the acquisition. Per-share amounts reflect the effect on outstanding shares due to the acquisition.

    -- "Baseline" results are "operating" results excluding "GSS contribution" and are presented on a taxable-equivalent basis.

    State Street believes that providing non-GAAP financial information assists investors and others by providing them with financial information in a format that provides comparable financial trends of ongoing business activities.
    Baseline earnings per share were $0.69, up 28% compared to baseline earnings per share of $0.54 for the fourth quarter of 2002, and up 6% from $0.65 in the third quarter of 2003. Fourth quarter of 2002 baseline results exclude $10 million of pre-tax income, or $0.02 per share, attributable to the Corporate Trust business divested at the end of 2002. Baseline revenue of $1.0 billion for Q4 2003 was up 6% from the fourth quarter of 2002, primarily due to increases in servicing and management fees, processing and other fees, and foreign exchange, partially offset by a loss on the sale of securities and lower net interest revenue.
    In the fourth quarter of 2003, the GSS business contributed $168 million in total revenue: $157 million of fee revenue, $9 million in "out-of-scope" fee revenue, and $7 million of interest revenue, offset by interest expense of $5 million attributable to the acquisition financing. Included in GSS revenue was $19 million in FX revenue due to a contract settlement negotiated with Deutsche Bank. The GSS business earned $0.02 in the fourth quarter on a per-share basis, including the "out-of-scope" results, the cost of financing and the impact of increased shares outstanding, but excluding merger and integration charges.
    Operating earnings per share in the fourth quarter 2003, which exclude the merger and integration charges and the gains related to the sale of the divested businesses, was $0.71, up 31% from $0.54 a year ago, and up 8% from $0.66 in the third quarter of 2003. Operating revenue increased 23%, or $221 million, to $1.2 billion from the fourth quarter of 2002 and was up $34 million, or 3% from the third quarter of 2003. Return on stockholders' equity on an operating basis was 17.2% for the quarter and 15.0% for the year. Operating earnings for the year 2003 were $2.33, compared to $2.16 in 2002.
    The following table summarizes State Street's baseline, GSS, operating, and reported results for the fourth quarters of 2002 and 2003. Detailed information is available in the Addendum Selected Financial Information tables included with this press release.



Dollars in millions except per share data; shares in millions

                                   Three months ended
                      December 31, 2003            December 31, 2002
            Non-GAAP measures defined by
              State Street
            ------------------------------------- --------------------
            Baseline(a)GSS(b)Operating(c)Reported Operating(c)Reported
            ------------------------------------- --------------------
Fee revenue       $791  $166        $957    $957         $686    $706
All other
 revenue           214     2         216     549          266     750
            ------------------------------------- --------------------
Total
 revenue         1,005   168       1,173   1,506          952   1,456
Total
 expenses          655   143         798     828          691     704
Taxes              127     9         136     231           87     275
            ------------------------------------- --------------------
Net income        $223   $16        $239    $447         $174    $477
            ===================================== ====================

Diluted eps      $0.69 $0.02       $0.71   $1.33        $0.54   $1.46
Diluted
 shares            325               339     339          326     326

(a) excludes GSS results; merger, integration and divesture costs; restructuring costs; and gains from the sales of divested businesses; presented on a taxable-equivalent basis

(b) revenue and expenses, including financing costs and amortization of intangibles and software, attributable to the GSS business acquired January 31, 2003, as well as revenue and expenses from "out-of-scope" business which was not part of the transaction, but excluding merger and integration costs. Per-share amounts reflect the effect on outstanding shares due to the acquisition

(c) excludes merger, integration and divestiture charges, restructuring charges and gains from the sales of divested businesses in 2003, and in 2002, the results of the divested
    Corporate Trust business; in 2002, baseline and operating results are identical; presented on a taxable-equivalent basis


    David A. Spina, State Street's chairman and chief executive officer, said, "2003 was a challenging yet very productive year for us. We won significant new business; we managed expenses aggressively; and we met or exceeded all the commitments we made for integration of the GSS business. We also continued to deliver superior service to our clients -- which is always our number one goal.
    "We expect 2004 to be another challenging year for our industry. Although economic conditions seem to be improving, the business environment is still extremely fragile and interest rates are at 50-year lows. Competition continues to be intense, especially in the pension markets, and sales cycles are longer than we've seen in the past. Costs related to compensation, technology, and occupancy will go up in 2004. Our goal is to balance our near-term profit objectives with strategic investments in State Street's future."

    FOURTH-QUARTER RESULTS VS. THIRD QUARTER

    On a reported basis, fourth quarter net income per share of $1.33 compares to a net income per share of $0.60 in the third quarter. Total revenue in the fourth quarter of $1.5 billion, which included $345 million in gains from the sales of divested businesses, is up 34% versus $1.1 billion in the third quarter.
    On a baseline basis, fourth-quarter net income of $0.69 per diluted share is up 6% from $0.65 per share. Revenue rose 3%, from $976 million to $1.0 billion, while expenses increased 1%, to $655 million, in line with the previously stated expense reduction target.

    FOURTH-QUARTER RESULTS VS. YEAR-AGO QUARTER

    On a reported basis, the fourth-quarter diluted earnings per share was $1.33, reflecting net income of $447 million, and total revenue of $1.5 billion, including the gains from the divested businesses. In the fourth quarter of 2002, State Street earned $477 million, or $1.46 per share, on $1.5 billion in revenue, including the gain from the divested business.
    On an operating basis, diluted earnings per share were $0.71. Net income was $239 million, and revenue was $1.2 billion. In the fourth quarter of 2002, net income was $174 million, or $0.54 per share, on revenue of $952 million.
    On a baseline basis, fourth-quarter diluted earnings per share were $0.69, net income was $223 million, and revenue was $1.0 billion. In the fourth quarter of 2002, net income was $174 million, or $0.54 per share, on revenue of $952 million.
    The following review of specific revenue and expense lines uses baseline results to provide consistent comparable data to the year-earlier period.
    Servicing fees are derived from accounting, administration, custody, daily pricing, performance and analytics, compliance monitoring, and operations outsourcing for investment managers. Baseline servicing fees were up 16%, to $426 million from $369 million. The increase was attributable to higher equity market valuations and new business from existing and new clients. Daily average values for the S&P 500 Index were up 19% from the fourth quarter of 2002; daily average values for the MSCI(R) EAFE Index(SM) were up 27%. Total assets under custody were $9.4 trillion, including $2.1 trillion attributable to the GSS business.
    Baseline investment management fees, generated by State Street Global Advisors, were $133 million, up 14% compared to $116 million a year ago. Management fees reflected continued new business success and an increase in average month-end equity valuations. Total assets under management were $1.1 trillion, compared to $763 billion the previous year.
    Baseline foreign exchange trading revenue was $81 million for the quarter, compared to $62 million a year ago. The increase was attributable to improved volume and volatility, reflecting higher cross-border investment activities.
    Baseline processing fees and other increased $18 million to $70 million due to the mark-to-market gain on SPACES(SM) pursuant to FAS 150, improved performance of joint ventures and structured products' business, offset by recognition of other-than-temporary impairment charges on asset-backed investment securities.
    Baseline net interest revenue was $220 million, a decline of $16 million, or 6%, from a year ago. Lower yields on reinvested assets drove the decrease in net interest revenue. A loss of $6 million on sales of securities compared with a gain of $31 million from the year ago quarter.
    Baseline operating expenses were $655 million, down $36 million, or 5%, from $691 million a year ago. Lower salaries and benefits expenses and direct controllable expenses were due to the previously announced cost-reduction plans, partly offset by an increase in information systems and communications and transaction processing services.

    GSS ACQUISITION AND INTEGRATION UPDATE

    After eleven months of operation, the GSS business, including "out-of-scope" results and excluding one-time costs, reported a profit of $0.01 per share, exceeding our expectation of $0.01 to $0.03 dilution per share.
    With most GSS clients having selected STT as their service provider, we now expect to retain approximately 88% of the available client revenue acquired, which excludes "out-of-scope" revenue. To date, State Street has completed about 550 client conversions.
    The pretax merger and restructuring costs associated with the acquisition in 2003 totaled $103 million, within STT's estimated range $90-$110 million. Client conversion will continue and will be substantially complete by the end of 2004. The Company expects pretax merger and integration costs related to these conversions to be about an additional $50 to $60 million in 2004.

    INVESTOR CONFERENCE CALL

    State Street will webcast an investor conference call today, Tuesday, January 13, 2004, at 9:30 a.m. EDT, available at www.statestreet.com/stockholder. The conference call will also be available via telephone, at +1 719/457-2617 (confirmation code 498324). Recorded replays of the conference call will be available on the web site, and by telephone at +1 402/220-4230, beginning at 2:00 pm today. This press release and additional financial information is available on State Street's website, at www.statestreet.com/stockholder, under "Financial Reports."
    State Street Corporation (NYSE: STT) is the world's leading specialist in providing sophisticated global investors with investment servicing and investment management. With $9.4 trillion in assets under custody and $1.1 trillion in assets under management, State Street is headquartered in Boston, Massachusetts and operates in 24 countries and over 100 markets worldwide and employees 19,800 people worldwide. For more information, visit State Street's web site at www.statestreet.com or call 877/639-7788 (NEWS STT) toll-free in the United States and Canada, or +1 202/266-3340 outside those countries.
    This news announcement contains forward-looking statements as defined by United States securities laws, including statements about the financial outlook and business environment. Those statements are based on current expectations and involve a number of risks and uncertainties, including those related to the pace at which State Street adds new clients or at which existing clients use additional services, the value of global and regional financial markets, the pace of cross-border investment activity, changes in interest rates, the pace of worldwide economic growth and rates of inflation, the extent of volatility in currency markets, consolidations among clients and competitors, State Street's business mix, the dynamics of markets State Street serves, and State Street's success at integrating and converting acquisitions into its business. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street's 2002 annual report and subsequent SEC filings. State Street encourages investors to read the Corporation's annual report, particularly the section on factors that may affect financial results, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this press release speak only as of the date hereof, January 13, 2004, and the company will not undertake efforts to revise those forward-looking statements to reflect events after this date.



                       STATE STREET CORPORATION
                      Addendum Earnings Digest(a)

             (Dollars in millions, except per share data)

                      Quarter ended December 31,
             ---------------------------------------------

                                               2003    2002  % Change
                                             ------- ------- ---------

Revenue                                      $1,506  $1,456         3

Earnings                                        447     477        (6)

Diluted earnings per share                     1.33    1.46        (9)


                        Year ended December 31,
             ---------------------------------------------
                                               2003    2002  % Change
                                             ------- ------- ---------

Revenue                                      $4,734  $4,396         8

Earnings                                        722   1,015       (29)

Diluted earnings per share                     2.15    3.10       (31)
----------------------------------------------------------------------

(a) Information presented in accordance with accounting principles generally accepted in the United States


                       STATE STREET CORPORATION
                Addendum Selected Financial Information

I. CONSOLIDATED STATEMENT OF INCOME PREPARED IN ACCORDANCE WITH
    ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES

                               Reported Results     Reported Results
                                 Quarter Ended    Year Ended December
                                  December 31,             31,
                              ----------------------------------------
   (Dollars in millions,
    except per share data)        2003      2002      2003      2002
   ------------------------------------------------------------------
   Fee Revenue:
   Servicing fees             $    525  $    388  $  1,950  $  1,531
   Management fees                 137       116       533       485
   Global securities lending        53        49       245       226
   Foreign exchange trading        115        62       391       300
   Brokerage fees                   37        38       122       124
   Processing fees and other        90        53       315       184
                              --------- --------- --------- ---------
   Total Fee Revenue               957       706     3,556     2,850

   Net Interest Revenue:
   Interest revenue                377       465     1,539     1,974
   Interest expense                167       240       729       995
                              --------- --------- --------- ---------
   Net interest revenue            210       225       810       979
   Provision for loan losses         -         1         -         4
                              --------- --------- --------- ---------
   Net interest revenue after
    provision for loan losses      210       224       810       975

   Gains/(losses) on sales of
    available-for-sale
    investment securities, net      (6)       31        23        76
   Gain on sale of Corporate
    Trust business, net of
    associated costs                60       495        60       495
   Gain on sale of Private
    Asset Management business,
    net of exit and other
    associated costs               285         -       285         -
   ------------------------------------ --------- --------- ---------
   Total Revenue                 1,506     1,456     4,734     4,396

   Operating Expenses:
   Salaries and employee
    benefits                       437       411     1,731     1,654
   Information systems and
    communications                 141        94       551       373
   Transaction processing
    services                        83        65       314       246
   Occupancy                        69        64       300       246
   Merger, integration and
    divestiture costs               29         -       110         -
   Restructuring costs               1         -       296        20
   Other                            68        70       320       302
                              --------- --------- --------- ---------
   Total operating expenses        828       704     3,622     2,841
                              --------- --------- --------- ---------
   Income before income taxes      678       752     1,112     1,555
   Income taxes                    231       275       390       540
                              --------- --------- --------- ---------
   Net Income                 $    447  $    477  $    722  $  1,015
                              ========= ========= ========= =========

   Earnings Per Share:
   Basic                      $   1.34  $   1.47  $   2.18  $   3.14
   Diluted                        1.33      1.46      2.15      3.10

   Average Shares Outstanding
    (in thousands):
        Basic                  333,579   323,520   331,692   323,520
        Diluted                338,895   326,469   335,326   327,477

   Return on equity               12.2 %    42.4 %    13.9 %    24.1 %

   Cash dividends declared per
    share                     $    .15  $    .13  $    .56  $    .48


II.OTHER SELECTED FINANCIAL
    INFORMATION

                                 Quarter ended
                                  December 31,
                              --------------------

   (Dollars in millions, except
    per share data or where
    otherwise indicated)          2003      2002
   ----------------------------------------------

   Assets under custody  (in
    billions)                 $  9,370  $  6,171
   Assets under management
    (in billions)                1,106       763

   Total assets               $ 87,534  $ 85,794
   Long-term debt                2,222     1,270
   Stockholders' equity          5,747     4,787

   Closing price per share of
    common stock              $  52.08  $  39.00


                       STATE STREET CORPORATION
                Addendum Selected Financial Information

III. SUPPLEMENTAL INCOME STATEMENT INFORMATION - RECONCILIATION OF FOURTH QUARTER 2003 NON-GAAP MEASURES TO REPORTED RESULTS


                  Reconciliation of Financial Results
         ----------------------------------------------------
                         (Dollars in millions)
         ----------------------------------------------------
                    Quarter Ended December 31, 2003
         ----------------------------------------------------

                   Non-GAAP measures defined by
                    State Street (1)
                 --------------------------------------

                  Baseline    GSS       Operating            Reported
                   Results  Results(a)   Results  Other     Results(2)
                 -----------------------------------------------------
Fee Revenue:
Servicing fees   $    426  $    99     $    525            $     525
Management fees       133        4          137                  137
Global securities
 lending               44        9           53                   53
Foreign exchange
 trading               81       34          115                  115
Brokerage fees         37        -           37                   37
Processing fees
 and other             70       20           90                   90
                 --------- --------    ---------           ----------
Total Fee Revenue     791      166          957                  957

Net Interest
 Revenue              220        2(b)       222  $ (12)(e)       210
Provision for
 loan losses            -        -            -      -             -
                 --------- --------    --------- ------    ----------
Net interest
 revenue after
 provision for
 loan losses          220        2          222    (12)          210

Gains/(losses) on
 sales of
 available-for-
 sale investment
 securities, net       (6)       -           (6)     -            (6)

Gain on sale of
 Corporate Trust
 business, net of
 associated costs       -        -            -     60            60

Gain on sale of
 Private Asset
 Management
 business,
 net of exit and
 other associated
 costs                  -        -            -    285           285
                 --------- --------    --------- ------    ----------
Total Revenue       1,005      168        1,173    333         1,506

Operating Expenses:
Salaries and
 employee
 benefits             373       64          437      -           437
Information
 systems and
 communications       100       41          141      -           141
Transaction
 processing
 services              65       18           83      -            83
Occupancy              59       10           69      -            69
Merger,
 integration and
 divestiture
 costs                  -        -            -     29            29
Restructuring
 costs                  -        -            -      1             1
Other                  58       10           68      -            68
                 --------- --------    --------- ------    ----------
Total operating
 expenses             655      143(c)       798     30           828
                 --------- --------    --------- ------    ----------
Income before
 income taxes         350       25          375    303           678
Income taxes          115        9          124    107           231
Taxable-
 equivalent
 adjustment            12        -           12    (12)(e)         -
                 --------- --------    --------- ------    ----------
Net Income       $    223  $    16     $    239  $ 208     $     447
                 ========= ========    ========= ======    ==========

Earnings Per
 Share           $    .69  $   .02(d)  $    .71  $ .62     $    1.33

Average Diluted
 Shares (in
 thousands)       324,828   14,067      338,895      -       338,895

Return on equity     16.0 %                17.2 %               12.2 %

Notes:

(1) In order to provide information on a comparable basis from period to period and to assist stockholders, analysts, other external parties and management in analyzing the financial results and trends of ongoing businesses and operations, State Street also presents supplemental financial information on an operating results basis. State Street believes that such non-GAAP financial information assists investors and others by providing them with financial information in a format that provides comparable financial trends of ongoing business activities.

(2) Reported results agree with the Corporation's Consolidated
    Statement of Income prepared in accordance with accounting principles generally accepted in the United States

(a) Includes $9 million of revenue and $12 million of expenses related to out-of-scope client relationships

(b) Includes $5 million of interests costs attributable to the GSS acquisition financing

(c) Includes amortization of intangibles and software of $9 million

(d) Includes ($.03) impact due to changes in shares outstanding attributable to the acquisition

(e) Taxable-equivalent adjustment is not included in reported results


                       STATE STREET CORPORATION
                Addendum Selected Financial Information

IV. SUPPLEMENTAL INCOME STATEMENT INFORMATION - RECONCILIATION OF 2003 NON-GAAP MEASURES TO REPORTED RESULTS

                  Reconciliation of Financial Results
         ----------------------------------------------------
                         (Dollars in millions)
         ----------------------------------------------------
                     Year Ended December 31, 2003
         ----------------------------------------------------

                   Non-GAAP measures defined by
                    State Street (1)
                 --------------------------------------

                  Baseline    GSS       Operating            Reported
                   Results  Results(a)   Results  Other     Results(2)
                 ---------------------------------------- ------------
Fee Revenue:
Servicing fees   $  1,596  $   354     $  1,950            $   1,950
Management fees       517       16          533                  533
Global securities
 lending              194       51          245                  245
Foreign exchange
 trading              330       61          391                  391
Brokerage fees        122        -          122                  122
Processing fees
 and other            230       98          328  $ (13)(e)       315
                 --------- --------    --------- ------    ----------
Total Fee Revenue   2,989      580        3,569    (13)        3,556

Net Interest
 Revenue              868       (7)(b)      861    (51)(f)       810
Provision for
 loan losses            -        -            -      -             -
                 --------- --------    --------- ------    ----------
Net interest
 revenue after
 provision for
 loan losses          868       (7)         861    (51)          810

Gains/(losses) on
 sales of
 available-for-
 sale investment
 securities, net       23        -           23      -            23
Gain on sale of
 Corporate Trust
 business, net of
 associated costs       -        -            -     60            60
Gain on sale of
 Private Asset
 Management
 business,
 net of exit and
 other associated
 costs                  -        -            -    285           285
                 --------- --------    --------- ------    ----------
Total Revenue       3,880      573        4,453    281         4,734

Operating Expenses:
Salaries and
 employee
 benefits           1,526      205        1,731      -         1,731
Information
 systems and
 communications       394      157          551      -           551
Transaction
 processing
 services             259       55          314      -           314
Occupancy             262       38          300      -           300
Merger,
 integration and
 divestiture
 costs                  -        -            -    110           110
Restructuring
 costs                  -        -            -    296           296
Other                 258       62          320      -           320
                 --------- --------    --------- ------    ----------
Total operating
 expenses           2,699      517(c)     3,216    406         3,622
                 --------- --------    --------- ------    ----------
Income before
 income taxes       1,181       56        1,237   (125)        1,112
Income taxes          384       19          403    (13) (g)      390
Taxable-
 equivalent
 adjustment            51        -           51    (51)(f)         -
                 --------- --------    --------- ------    ----------
Net Income       $    746  $    37     $    783  $ (61)    $     722
                 ========= ========    ========= ======    ==========

Earnings Per
 Share           $   2.32  $   .01(d)  $   2.33  $(.18)    $    2.15

Average Diluted
 Shares (in
 thousands)       321,259   14,067      335,326      -       335,326

Return on equity     14.3 %                15.0 %               13.9 %

Notes:

(1) In order to provide information on a comparable basis from period to period and to assist stockholders, analysts, other external parties and management in analyzing the financial results and trends of ongoing businesses and operations, State Street also presents supplemental financial information on an operating results basis. State Street believes that such non-GAAP financial information assists investors and others by providing them with financial information in a format that provides comparable financial trends of ongoing business activities.

(2) Reported results agree with the Corporation's Consolidated
    Statement of Income prepared in accordance with accounting principles generally accepted in the United States

(a) Includes $24 million of revenue and $31 million of expenses related to out-of-scope client relationships

(b) Includes $21 million of interests costs attributable to the GSS acquisition financing

(c) Includes amortization of intangibles and software of $28 million

(d) Includes ($.11) impact due to changes in shares outstanding attributable to the acquisition

(e) Represents a valuation reserve on certain assets classified as available-for-sale

(f) Taxable-equivalent adjustment is not included in reported results

(g) Reflects the impact of a certain Massachusetts tax issue ($12 million tax expense) as well as the tax benefit applicable to the net of all other non-recurring gains and charges


                       STATE STREET CORPORATION
                Addendum Selected Financial Information

V. SUPPLEMENTAL INCOME STATEMENT INFORMATION - BASELINE RESULTS YEAR OVER YEAR COMPARISON

Baseline results are a non-GAAP measure defined by State Street as reported results excluding GSS contribution, restructuring, merger, integration and divestiture costs, valuation reserves, state tax issue impact and results of a divested business and are presented on a taxable-equivalent basis.

                         Baseline                Baseline
                         Results                 Results
                 Quarter Ended December 31,   Year Ended December 31,
                 --------------------------  -------------------------
      (Dollars in
       millions,
       except per
       share data)    2003  2002 (a)% Change   2003  2002 (b)% Change
                     ------ ---------------- ------- -----------------
      Baseline Fee
       Revenue:
      Servicing fees  $426    $369      16%  $1,596  $1,454       10 %
      Management fees  133     116      14      517     485        6
      Global
       securities
       lending          44      49     (10)     194     226      (14)
      Foreign
       exchange
       trading          81      62      29      330     300       10
      Brokerage fees    37      38      (2)     122     124       (1)
      Processing fees
       and other        70      52      34      230     180       28
                     ------ -------          ------- -------
      Total Baseline
       Fee Revenue     791     686      15    2,989   2,769        8

      Baseline Net
       Interest
       Revenue         220     236              868   1,027
      Provision for
       loan losses       -       1                -       4
                     ------ -------          ------- -------
      Baseline net
       interest
       revenue after
       provision for
       loan losses     220     235      (6)     868   1,023      (15)
      (taxable-
       equivalent
       basis)

      Gains/(losses)
       on the sales
       of available-
       for-sale
       investment
       securities,
       net              (6)     31               23      76      (69)
                     ------ -------          ------- -------
      Total Baseline
       Revenue       1,005     952       6    3,880   3,868

      Baseline
       Operating
       Expenses:
      Salaries and
       employee
       benefits        373     404      (8)   1,526   1,622       (6)
      Information
       systems and
       communications  100      93       7      394     367        7
      Transaction
       processing
       services         65      64       4      259     242        7
      Occupancy         59      62      (4)     262     240       10
      Other             58      68     (15)     258     293      (12)
                     ------ -------          ------- -------
      Total Baseline
       Operating
       Expenses        655     691      (5)   2,699   2,764       (2)
                     ------ -------          ------- -------
      Baseline Income
       Before Income
       Taxes           350     261      34    1,181   1,104        7
      Income taxes     115      72              384     335
      Taxable-
       equivalent
       adjustment       12      15               51      61
                     ------ -------          ------- -------
      Baseline Net
       Income         $223    $174      28     $746    $708        5
                     ====== =======          ======= =======

       Diluted
        Baseline
        Earnings Per
        Share         $.69    $.54      28    $2.32   $2.16        7



(a) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities

(b) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities and the reclassification of certain restructuring costs now shown as a component of reported results rather than baseline results



                       STATE STREET CORPORATION
                Addendum Selected Financial Information

VI. SUPPLEMENTAL INCOME STATEMENT INFORMATION - OPERATING RESULTS YEAR OVER YEAR COMPARISON

Operating results are a non-GAAP measure defined by State Street as reported results excluding restructuring, merger, divestiture and integration costs, valuation reserves, state tax issue impact and results of a divested business and are presented on a taxable-equivalent basis.

                       Operating                Operating
                       Results                  Results
                  Quarter Ended December 31,   Year Ended December 31,
                  ----------------------------------------------------
      (Dollars in
       millions,
       except per
       share data)    2003  2002 (a)% Change   2003  2002 (b)% Change
                     ------ ---------------- ------- -----------------

      Operating Fee
       Revenue:
      Servicing fees  $525    $369      42%  $1,950  $1,454       34 %
      Management fees  137     116      18      533     485       10
      Global
       securities
       lending          53      49       8      245     226        8
      Foreign
       exchange
       trading         115      62      84      391     300       30
      Brokerage fees    37      38      (2)     122     124       (1)
      Processing fees
       and other        90      52      71      328     180       82
                     ------ -------          ------- -------
      Total Operating
       Fee Revenue     957     686      39    3,569   2,769       29

      Operating Net
       Interest
       Revenue         222     236              861   1,027
      Provision for
       loan losses       -       1                -       4
                     ------ -------          ------- -------
      Operating net
       interest
       revenue after
       provision for
       loan losses     222     235      (5)     861   1,023      (16)
      (taxable-
       equivalent
       basis)

      Gains/(losses)
       on the sales
       of available-
       for-sale
       investment
       securities,
       net              (6)     31               23      76      (69)
                     ------ -------          ------- -------
      Total Operating
       Revenue       1,173     952      23    4,453   3,868       15

      Expenses -
       Operating
       Results:
      Salaries and
       employee
       benefits        437     404       8    1,731   1,622        7
      Information
       systems and
       communications  141      93      51      551     367       50
      Transaction
       processing
       services         83      64      32      314     242       30
      Occupancy         69      62      10      300     240       25
      Other             68      68              320     293        9
                     ------ -------          ------- -------
      Total Expenses
       - Operating
       Results         798     691      16    3,216   2,764       16
                     ------ -------          ------- -------
      Operating
       Income before
       income taxes    375     261      43    1,237   1,104       12
      Income taxes     124      72              403     335
      Taxable-
       equivalent
       adjustment       12      15               51      61
                     ------ -------          ------- -------
      Net Operating
       Income         $239    $174      37     $783    $708       10
                     ====== =======          ======= =======

       Diluted
        Operating
        Earnings Per
        Share         $.71    $.54      31    $2.33   $2.16        8

(a) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities

(b) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities and the reclassification of certain restructuring costs now shown as a component of reported results rather than operating results

                       STATE STREET CORPORATION
             Addendum Consolidated Statement of Condition
----------------------------------------------------------------------
                                             December 31, December 31,
(Dollars in millions)                               2003         2002
----------------------------------------------------------------------
Assets
Cash and due from banks                          $ 3,376      $ 1,361
Interest-bearing deposits with banks              21,738       28,143
Securities purchased under resale agreements
   and securities borrowed                         9,447       17,215
Federal funds sold                                   104            -
Trading account assets                               405          984
Investment securities                             38,215       28,071
Loans (less allowance of $61 and $61)              4,960        4,113
Premises and equipment                             1,212          887
Accrued income receivable                          1,015          823
Goodwill                                           1,326          462
Other intangible assets                              525          127
Other assets                                       5,211        3,608
                                             ------------ ------------
Total Assets                                     $87,534      $85,794
                                             ============ ============

Liabilities
Deposits:
Noninterest-bearing                              $ 7,893      $ 7,279
Interest-bearing -- U.S.                           5,062        9,005
Interest-bearing -- Non-U.S.                      34,561       29,184
                                                  -------      -------
Total Deposits                                    47,516       45,468

Securities sold under repurchase agreements       22,806       21,963
Federal funds purchased                            1,019        3,895
Other short-term borrowings                        1,437        3,440
Accrued taxes and other expenses                   2,424        1,967
Other liabilities                                  4,363        3,004
Long-term debt                                     2,222        1,270
                                             ------------      -------
Total Liabilities                                 81,787       81,007

Stockholders' Equity
Preferred stock, no par: authorized
 3,500,000; issued none
Common stock, $1 par: authorized 500,000,000;
   issued 337,132,000 and 329,992,000                337          330
Surplus                                              329          104
Retained earnings                                  5,007        4,472
Accumulated other comprehensive income               192          106
Treasury stock at cost (2,658,000 and
 5,065,000 shares)                                  (118)        (225)
                                             ------------ ------------
Total Stockholders' Equity                         5,747        4,787
                                             ------------ ------------
Total Liabilities and Stockholders' Equity       $87,534      $85,794
                                             ============ ============

    CONTACT: State Street Corporation
             Edward J. Resch, 617-664-1110
             Investors:
             Kelley MacDonald, 617-664-3477
             Media:
             Hannah Grove, 617-664-3377